EXHIBIT 10.21


                                   ADDENDUM TO
                       LIMITED LIABILITY COMPANY AGREEMENT


         This Addendum is entered into as of 8:00 a.m., C.D.T., on July 23, 1998, by Cenex Harvest States Cooperatives ("CHS"), a Minnesota cooperative corporation, and Farmland Industries, Inc. ("Farmland"), a Kansas cooperative corporation. CHS and Farmland are collectively referred to in this Addendum as the "Members".

                                    RECITALS

         A. CHS and Farmland are Members of Country Energy, LLC, a Delaware limited liability company (the "Company"), pursuant to a Limited Liability Agreement dated June 29, 1998 (the "LLC Agreement"). All capitalized terms not defined herein shall have the meanings assigned to such terms in the LLC Agreement.

         B. The Members desire to amend the provisions of Sections 2.6 and 2.10(a) of Article II of the LLC Agreement.

         In consideration of the foregoing and the mutual covenants and promises contained herein, the Members agree as follows:

         1. Sections 2.6 and 2.10(a) of Article II of the LLC Agreement are hereby amended in their entirety to read as follows:

                  2.6 Agreement to Finalize Certain Operative Documents. The Members recognize that certain Exhibits (and certain Schedules attached to such Exhibits), which consist of certain Operative Agreements, have not been agreed upon as of the date hereof. The Members agree to negotiate and work together in good faith to finalize such Operative Agreements in accordance with the understandings of the Members as of the date hereof. When the Members and the Company reach agreement with respect to the terms of all of the Operative Agreements, the Members and the Company shall execute such agreements and attach such agreements as Exhibits to this Agreement.

                  2.10 Business Plan.

                           (a) The Members agree to work together in good faith
                  to adopt a Business Plan as soon as possible covering the three fiscal years commencing on September 1, 1998 (the "Initial Business Plan").

         2. In all other respects, the LLC Agreement, as amended hereby, is confirmed by the Members.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


CENEX HARVEST STATES COOPERATIVES           FARMLAND INDUSTRIES, INC.

By: /s/ Noel K. Estenson                    By: /s/ Robert W. Honse
   ----------------------------------          ---------------------------------
Name: Noel K. Estenson                      Name: Robert W. Honse
Title: Chief Executive Officer              Title: Executive Vice President